UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(D) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2009


                            ALTO GROUP HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


           Nevada                           000-53592                27-0686507
(State or other Jurisdiction of            (Commission             (IRS Employer
 Incorporation or organization)            File Number)               I.D. No.)


                           110 Wall Street, 11th Floor
                            New York, New York 10005
                                 (212) 709-8036
       (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant's executive offices)

ITEM 5.03 AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 8, 2009 an amendment was filed (Pursuant to NRS 78.385 and 78.390-After Issuance of Stock of Nevada Law) with the Nevada Secretary of State reflecting a change in our Articles.

On August 14, 2009, the Board of Directors for Alto Group Holdings approved an 8:1 forward split of the common stock thus requiring the amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

  3.1    Certificate of Amendment

                                    SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTO GROUP HOLDINGS,, INC.

Dated: December 18, 2009

By Natalie Bannister


/s/ Natalie Bannister
---------------------------
CFO

                                       2